ALPS EQUAL SECTOR WEIGHT ETF	ALPS ETF TRUST
NYSE Arca Ticker: EQL	Summary Prospectus June 1, 2026

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://www.alpsfunds.com/exchange-traded-funds/EQL. You can also get this information at no cost by calling 866.759.5679, by sending an e-mail request to info@alpsfunds.com, or by contacting your financial intermediary. The Fund’s prospectus, dated June 1, 2026, along with the Fund’s most recent annual report dated November 30, 2025, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks investment results that correspond (before fees and expenses) generally to the performance of the VettaFi Modelist Equal Weight Sector 500 Index (ticker symbol VFES500) (“Underlying Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.19%(1)
Other Expenses	0.00%(1)
Total Annual Fund Operating Expenses	0.19%(1)

(1)	Fees have been restated to reflect current fees.

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$19	$61	$107	$243

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2025, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will seek investment results that correspond (before fees and expenses) generally to the performance of the Underlying Index. The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. The Underlying Index is designed to track the performance of U.S. large-capitalization equities by allocating equal weight across economic sectors, while maintaining float-adjusted market capitalization weighting within each sector. The Underlying Index seeks to reduce sector concentration risk relative to traditional capitalization-weighted benchmarks while preserving market representation within each sector. The Underlying Index is comprised of the constituents of the VettaFi U.S. Equity Large-Cap 500 Index, which represents the 500 largest US stocks, grouped into one of eleven Global Industry Classification Standard (“GICS”) economic sectors. The eleven GICS sectors are: (i) communication services; (ii) consumer discretionary; (iii) consumer staples; (iv) energy; (v) financials; (vi) health care; (vii) industrials; (viii) information technology; (ix) materials; (x) real estate; and (xi) utilities. Each sector is equally weighted, while constituents within each sector are weighted by float-adjusted market capitalization. The Underlying Index is constructed using a fixed eleven sector framework, with legacy sector classifications mapped into current sectors to ensure consistency through time. Any legacy or discontinued sector classifications are mapped into the most economically comparable current sector. Within each sector, the eligible stocks that are selected for inclusion in the Underlying Index’s portfolio are weighted in proportion to their float adjusted market capitalization relative to other eligible stocks selected for inclusion from the same sector.

Within each sector, the eligible stocks that are selected for inclusion in the Underlying Index’s portfolio are weighted in proportion to their float adjusted market capitalization relative to other eligible stocks selected for inclusion from the same sector.

The Underlying Index is reconstituted and rebalanced quarterly. The Underlying Index’s constituent membership, sector classification, and float-adjusted market capitalization are determined as of the last trading day of the month preceding each calendar quarter-end. If a sector has zero eligible constituents at a reconstitution date, that sector is excluded from the Underlying Index and the total Underlying Index weight is redistributed pro rata across the remaining eligible sectors.

The Fund will normally invest at least 80% of its net assets in securities that comprise the Underlying Index.

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ALPS EQUAL SECTOR WEIGHT ETF

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose all or part of your money. The relative significance of each risk factor summarized below may change over time and you should review each risk factor carefully because any one or more of these risk factors may result in losses to the Fund.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political and social conditions, inflation (or expectations for inflation), deflation (or expectations for deflation), changes in the general outlook for corporate earnings, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events, changes in interest or currency rates, recessions, supply chain disruptions, or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or man-made events, country instability, and infectious disease epidemics or pandemics.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons, including operating expenses incurred by the Fund not applicable to the Underlying Index, costs in buying and selling securities, asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Large Capitalization Company Risk. The large capitalization companies in which the Fund invests may underperform other segments of the equity market or the equity market as a whole.

Geographic Concentration Risk. To the extent the Fund is significantly comprised of securities of issuers from a single country, such as the United States, the Fund would be more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Fluctuation of Net Asset Value. The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc. (the “NYSE Arca”). ALPS Advisors, Inc. (“Adviser”) cannot predict whether the Shares will trade below, at or above their NAV. To the extent securities held by the Fund trade in a market that is closed when the exchange on which the Fund’s shares trade is open, there may be deviations between the current price of a security and the last quoted price for the security in the closed foreign market. These deviations may in turn lead to wider bid-ask spreads or premiums/discounts for Fund shares with the result that investors may receive less than the underlying value of the Fund shares when they sell their Fund shares or pay more than the underlying value of the Fund shares when they purchase their Fund shares.

Index Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

FUND PERFORMANCE

On June 1, 2026, the Fund changed its Underlying Index and certain of its principal investment strategies. Consequently, the Fund’s total returns shown below for the periods prior to June 1, 2026 are not necessarily indicative of the performance of the Fund, as it is currently managed. The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Underlying Index and an index that represents a broad measure of market performance. Absent any applicable fee waivers and/or expense reimbursements, performance would have been lower. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses. Updated performance information is available online at www.alpsfunds.com or by calling 866.759.5679.

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Annual Total Returns (calendar years ended (12/31)

Highest Quarterly Return	18.64%	6/30/20
Lowest Quarterly Return	-22.29%	3/31/20

The Fund’s year-to-date return as of March 31, 2026 was 2.90%.

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
For periods ended December 31, 2025

	1 Year	5 Years	10 Years
Return Before Taxes	13.14%	12.20%	12.20%
Return After Taxes on Distributions	12.61%	11.65%	11.56%
Return After Taxes on Distributions and Sale of Fund Shares	8.04%	9.61%	9.93%
VettaFi Modelist Equal Weight Sector 500 Index(1),(2) (reflects no deduction for fees, expenses or taxes)	13.33%	12.36%	12.37%
S&P 500® Index(1),(3) (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%

(1)	Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

(2)

Effective June 1, 2026, the VettaFi Modelist Equal Weight Sector 500 Index replaced the NYSE Equal Sector Weight Index as the Fund’s primary benchmark. The VettaFi Modelist Equal Weight Sector 500 Index performance information reflects the blended performance of the NYSE Equal Sector Weight Index through May 31, 2026 and the VettaFi Modelist Equal Weight Sector 500 Index thereafter.

(3)	Broad-based securities market index of the Fund.

INVESTMENT ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Ryan Mischker, Senior Vice President, Portfolio Management & Research and Charles Perkins, Associate Vice President, Portfolio Management & Research, are responsible for the day-to-day management of the Fund. Mr. Mischker and Mr. Perkins have each served in such capacity since March 2015 and March 2024, respectively.

PURCHASE AND REDEMPTION OF SHARES

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at a market price. Shares of the Fund are listed for trading on NYSE Arca under the ticker symbol EQL and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid/ask spread”).

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and the bid/ask spreads, is included on the Fund’s website at www.alpsfunds.com.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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